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                                                                    Exhibit 32.1


         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the amended Quarterly Report on Form 10-Q/A of Cumulus Media Inc. (the "Company") for the three and six month period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, that, to such officer's knowledge:


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



                                 /s/ Lewis W. Dickey, Jr.
                                 ----------------------------------------------
                                 Name:  Lewis W. Dickey, Jr.
                                 Title: Chairman, President and Chief Executive
                                        Officer



                                 /s/ Martin R. Gausvik
                                 ----------------------------------------------
                                 Name:  Martin R. Gausvik
                                 Title: Executive Vice President, Treasurer and
                                        Chief Financial Officer


Date: November 9, 2005


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.